EXHIBIT 99.2
                                                                    ------------

Notes to Footnote 1:

The following table sets forth (i) the number of shares of Common Stock sold by the reporting persons in the transactions reported on this Form 4 and (ii) the number of shares of Common Stock held by the reporting persons following the reported transactions. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

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HOLDER                                     DATE OF THE       SHARES SOLD       SHARES OF COMMON STOCK
                                           REPORTED          IN THE            HELD BY THE HOLDER
                                           TRANSACTION       REPORTED          FOLLOWING THE
                                                             TRANSACTIONS      REPORTED TRANSACTIONS
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
Atlas Venture Fund III, L.P.                9/9/2005          64,486            3,232,213
                                            9/12/2005         56,827            3,175,386
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Atlas Venture Entrepreneurs'                9/9/2005           1,402               70,276
Fund III, L.P.                              9/12/2005          1,236               69,040
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Atlas Venture Fund V, L.P.                  9/9/2005           6,026              302,031
                                            9/12/2005          5,310              296,721
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Atlas Venture Parallel Fund V-A,            9/9/2005             749               37,517
  C.V.                                      9/12/2005            660               36,857
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Atlas Venture Parallel Fund V-B,            9/9/2005             749               37,517
  C.V.                                      9/12/2005            660               36,857
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Atlas Venture Entrepreneurs'                9/9/2005              99                5,029
  Fund V, L.P.                              9/12/2005             87                4,942
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